Exhibit 99.1

Vuzix Corporation 25 Hendrix Road, Suite A West Henrietta, NY 14586 USA (585) 359-5900 www.vuzix.com Company Overview Vuzix is a leading developer and supplier of smart glasses and video eyewear products in the consumer, enterprise and industrial markets. The Company’s products - personal display and wearable computing devices - offer users a portable high quality viewing experience that provides solutions for mobility, wearable computing displays and Virtual and Augmented Reality (VR & AR). The Company’s products have won 28 Consumer Electronics Show Innovations awards (including 8 for CES 2016). With its origins in defense R&D for next-generation military display solutions, Vuzix is now just focused on pursuing the consumer and enterprise markets for wearable computing and personal display devices, an industry projected by Juniper Research to generate hardware revenues of $53 billion by 2019. The Company holds 42 patents and has 15 additional patents pending. In January 2015, Vuzix received a $24.8 million investment from Intel Corporation and has been using capital to accelerate the introduction of Vuzix next generation fashion-based wearable display products into the consumer market. Company Overview Vuzix is a leading developer and supplier of smart glasses and video eyewear products in the consumer, enterprise and industrial markets. The Company’s products - personal display and wearable computing devices - offer users a portable high quality viewing experience that provides solutions for mobility, wearable computing displays and Virtual and Augmented Reality (VR & AR). The Company’s products have won 28 Consumer Electronics Show Innovations awards (including 8 for CES 2016). With its origins in defense R&D for next-generation military display solutions, Vuzix is now just focused on pursuing the consumer and enterprise markets for wearable computing and personal display devices, an industry projected by Juniper Research to generate hardware revenues of $53 billion by 2019. The Company holds 42 patents and has 15 additional patents pending. In January 2015, Vuzix received a $24.8 million investment from Intel Corporation and has been using capital to accelerate the introduction of Vuzix next generation fashion-based wearable display products into the consumer market. Company Statistics Stock Symbol: (NASDAQ) VUZI State of Incorporation: Delaware Price: $6.12 (3/08/16) 52 Week Range: $3.61- $8.56 Avg. Volume (90 day): 218,682 Common Shares Outstanding*: 23 M Market Cap*: $140.8 M Convertible Preferred Shares Outstanding: 4.963 M Common Equivalent *Fully diluted - Data compiled from Yahoo! Finance Company Financials (last reported) Q3 2015 9/30/15: Cash on hand: $16,072,222 Revenues: YTD – 9/30/15 - $2,207,346 Recent Highlights • Launched online library of over 120 software titles for iWear Video Headphones • Launched pre-order program for the new M300 Smart Glasses • Partnered with Atheer, M100 Smart Glasses now supports AiR™ Suite, for remote expert collaboration, management and rapid task flow deployment • Selected by ESSERT as Smart Glasses partner for its enterprise AR applications and service • Won 8 CES 2016 Innovation Awards for upcoming products • Largest commercial roll-out of M100’s bundled with XOEye Technologies, >500 units to a single customer in Fall 2015 • Moved in Oct 2015 into new R&D and manufacturing facilities with 4 times the capacity Investment Highlights Established Pioneer in Video Eyewear and Smart Glasses Vuzix is acknowledged as one of the world’s leaders in video eyewear and smart glasses, and is at the forefront of the rapidly growing wearable technology market with opportunities in the billions of dollars. Their products are currently in use worldwide in the consumer, enterprise, commercial and entertainment markets. Vuzix has a strong product portfolio based on innovative cutting-edge technologies including Smart Glasses, Augmented Reality and Virtual Reality video eyewear products. The Company recently moved into its new Rochester facility, with 4 times the size and capacity to accelerate development and volume manufacturing of its waveguide technology. Award-Winning Vuzix M100 Smart Glasses & M300 Smart Glasses The Vuzix M100 Smart Glasses is an enhanced hands-free smartphone wearable display and computing device that operates independently or pairs with a user’s smartphone, offering text, video, email, mapping and Augmented Reality through its personal display and computing system. The Vuzix M100 contains a virtual display with an integrated camera and powerful processing engine, running an Android OS to wirelessly connect via Bluetooth or Wi-Fi. In mid-2016, Vuzix will be introducing next generation models with upgraded features requested by enterprise users – the M300 and M3000 waveguide Smart Glasses. The M300 represents the next generation of Vuzix Smart Glasses, with significantly improved ergonomics and faster processing power running Android 6.0, and much more, all in a ruggedized form designed specifically for enterprise, industrial and medical use. Award-Winning iWear Video Headphones Vuzix iWear video headphones are the ultimate mobile video entertainment and gaming system, including Virtual Reality applications and are compatible with any device supporting HDMI out. They feature dual HD Displays and revolutionary nano optics that provide an experience equivalent to a 125” home television from 10’. Users can play games, watch 2D or 3D movies and play VR games. The Company recently received eight International CES Innovation 2016 awards, including a Best of Innovation Awards Honoree for the iWear Wireless Video Headphones (a planned new model in the iWear line) in the Gaming and Virtual Reality category. Additionally the Company will in 2016 demonstrate its new B3000 VidWear, a sunglass styled 3D video viewer concept utilizing its latest waveguide and display engine technologies. 42 Patents Covering IP for Smart Glasses As a respected industry pioneer, Vuzix maintains a strong intellectual property portfolio consisting of 42 patents issued and an additional 15 pending. Some of its competitive technology differentiators include Passive and Dynamic Holographic waveguide optics for existing 2D displays, a hi-contrast LED micro scanning display engine, large field of view HD optics, full color waveguide optics and development plans for curved optical surfaces and miniature HD projection engines. In May, Vuzix acquired two new patents covering reality gesture control and ambient light transmission control. Mobility is Creating Billion Dollar Markets ABI Research forecasts the wearable computing device market will grow to 485 million unit shipments by 2018 with more than 75 million of these being smart glasses. Deloitte Consulting recently concluded that the enterprise market for wearable devices is expected to surpass the consumer market over the long term, a market that Vuzix has been successfully actively targeting. Intel Corporation Provides Investment to Vuzix In January 2015, Intel made a $24.8M investment allowing Vuzix to accelerate introduction of its next generation fashion-based wearable display products for various markets. With this funding, Vuzix has focused on the refinement and scaling up production of its next generation waveguide optics and display engines that have the potential to fit in fashion-based wearable glasses. In conjunction with this investment the two companies are collaborating on new developments in the wearable tech market and have been working together on a purchase order basis on projects together.

Executive Ownership Management owns 22% of outstanding shares. Vuzix management’s goal is to build the Company‘s net equity and long-term shareholder value. Other Significant Stockholders Intel Corporation owns 49,626 Series A Convertible Preferred shares, which if converted represent a 24% ownership stake based on current number of outstanding common shares. Management Team Paul J. Travers Founder, President, CEO & Director Vuzix is his 3rd successful startup. As an engineer and driving force behind the development of advanced products, he has more than 25 years of experience in the consumer electronics field, and 20 years of experience in the virtual reality and virtual display fields. Grant Russell EVP, CFO & Director More than 30 years of experience leading in the consumer electronics industry. He built and sold a successful software firm as well as co-founded and built revenues to $44 million at Advanced Gravis Computer, the world’s largest PC and Macintosh joystick manufacturer at the time. Advanced Gravis Computer was listed on the NASDAQ and sold to a Fortune 100 company in a successful public tender offer. Company Contact: Paul Travers Phone: (585) 359-7560 paul_travers@vuzix.com Investor Relations Contact: Andrew Haag IRTH Communications Phone: +1-866-976-IRTH (4784) vuzi@irthcommunications.comDisclaimer: Except for historical information contained herein, the statements in this fact sheet are forward looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A fuller discussion of Vuzix Corporation risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission. Strategic Partnerships Vuzix has positioned its technology for both consumer use and enterprise solutions. Vuzix signed an exclusive strategic & marketing agreement in July 2014 with Lenovo in China to sell its M100 Smart Glasses. Vuzix enterprise opportunities are reinforced by development and marketing partnerships with large firms like SAP. The SAP® AR Warehouse Picker mobile app and SAP AR Service Technician provide users a hands-free working experience through visualization and voice recognition, allowing workers to freely use both their hands when performing necessary operations in warehousing, in-field data collection and other tasks. These extremely scalable applications have potential to streamline operations in the airline, oil and gas, automotive and other industries. Bechtle, Germany’s largest B2B IT service provider has launched SAP AR Picker via Vuzix M100 smart glasses across their entire warehouse operation. Accenture and other top management consulting firms have partnered with Vuzix to support large enterprise companies adopting smart glasses applications. Its pilot with Airbus increased worker efficiency by 85% and drove the error rate to zero for Airbus’ final cabin assembly process. Through partnerships, Vuzix has provided enhanced functionality, prescription lenses and fashion frames for the M100, giving wearer’s visual acuity. Globally, Vuzix continues to add VARs that are moving their clients from pilots into large scale production roll-outs, such as XOEye Technologies, whose client Lee Company deployed Vuzix M100s to one of their entire fleet of 500 technicians, already surpassing ROI estimates. Another -- APX Labs, as part of a Salesforce Wear initiative -- has extended its Skylight software platform for the M100s to increase efficiency, including a partnership with ServiceMax. Vuzix, with Ubimax’ “Xpick vision picking” software, provides a hands-free warehouse solution for DHL, who is currently expanding this solution to several locations globally. VARs provide global smart glasses platforms, such as Pristine and its Eyesight platform, Atheer Labs who brings AR and hand gesture solutions, Itizzimo via their Simplifier platform enables large automotive manufacturers to improve parts supply and production line efficiency. Essert in Germany provides a cloud based remote service solution for PLC controls in large machinery, including their client M.A.X. Automation. NTT DATA developed a remote field service system using M100 Smart Glasses. KDDI R&D Labs developed a remote support system enabled for the M100. Dozens of other VARs and customers are running M100 pilots for tele-medical, remote maintenance, factory of the future IOT, user training, retail applications and more. Vuzix also recently partnered with SOTI, AirWatch and Augmate to provide Enterprise Mobility Management (EMM) solutions on Vuzix products. All of these partners have expressed strong interest in the upcoming M300/3000 products as they should address virtually all their requests for smart glass enhancements and many have commenced pre-ordering. Sales and Distribution Channels Founded in 1997 in Rochester, New York, the original optics center of the world, Vuzix has built a global sales and distribution network that spans 50 countries through three offices and warehouses in the U.S., U.K., and Japan. In the U.S., Vuzix sells directly to consumers and through national distributors and retailers. Product Lines Vuzix is currently selling its iWear Video Headphones and M100 Smart Glasses directly to businesses and consumers as well as through select distributors, VARs and online retailers worldwide. Numerous exciting new products are being launched during 2016 and beyond.M100 Smart Glasses Intelligent Hands-Free Display for Smartphones. Price: $1,000 Available: NowiWear Wireless Video Headphones The ultimate wearable video and gaming system (newest model in iWear line) Winner of CES 2016 Best of Innovations Award Price: $TBD Available: TBAiWear Video Headphones For immersive HD video viewing and VR gaming. Winner of 4 CES 2015 Awards Price: $500 Available: NowB3000 Smart Glasses Series For enterprise, prosumer and AR markets using WaveGuide technology with dual displays Price: $1,000 to $3,000 Available: Early 2017M300/3000 Smart Glasses Powered and ruggedized for enterprise with the M3000 featuring Waveguide technology Price: M300 - $1500 Available: Summer2016 Price: M3000 - $2000 Available: Fall 2016

Corporate Presentation March 2016 Paul Travers President NASDAQ: VUZI

Cautionary Note Regarding Forward Looking Statements Certain statements included in this presentation may be considered forward - looking . All statements in this presentation that are not historical facts are forward - looking statements . Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those implied by such statements, and therefore these statements should not be taken as guarantees of future performance or results . We may use words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “could,” “seeks,” “estimates,” and variations of such words and similar expressions in identifying forward - looking statements . The forward - looking statements include statements concerning : our possible or assumed future results of operations ; our possible or assumed future results of operations ; our business strategies ; our ability to attract and retain customers ; our ability to sell additional products and services to customers ; our cash needs and financing plans ; our competitive position ; our industry environment ; our potential growth opportunities ; expected technological advances by us or by third parties and our ability to leverage them ; the effects of future regulation ; and the effects of competition . These statements are based on our management’s beliefs and assumptions and on information currently available to our management . It is important to note that forward - looking statements are not guarantees of future performance, and that our actual results could differ materially from those set forth in any forward - looking statements . Due to risks and uncertainties, actual events may differ materially from current expectations . For a more in depth discussion of these and other factors that could cause actual results to differ from those contained in forward - looking statements, see the discussions under the heading "Risk Factors" in the Company’s annual report on Form 10 - K filed by Vuzix Corporation and other documents the Company’s files from time to time with the SEC . Vuzix disclaims any intention or obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . NASDAQ: VUZI 2

Vuzix Background ● Founded 1997 - Worldwide operations ● Leading supplier of Wearable display technology - Initial focus US Defense markets ● Cornerstone IP and Patent Portfolio - 42 patents and 15 patents pending or in process ● Employees - 45 total with 22 engineering staff ● Award - winning Technology and Design - Immersive Viewing, Virtual and Augmented Reality, Smart Glasses ● Revolutionary Wearable Display Products for Enterprise and Consumer - Smart Glasses for Mobility and Video headphones ● Major Shareholders - Intel Corporation – 24% - Management – CEO & CFO – 22% NASDAQ: VUZI 3

Wearable Technology – The R evolution is Just Beginning The market opportunity will be huge: ● Digi - Capital forecast that AR/VR could hit $150B revenue by 2020, with AR taking the lion’s share around $120 billion and VR at $30 billion . For AR - Enterprise will Adopt First ● Enterprise market for wearables to surpass consumer market, predicts Deloitte’s Consulting ● Good ROIs can be demonstrated in enterprise (productivity of hands free and information access) ● There are millions of field service, warehouse, maintenance and other enterprise users that will benefit from hands free smart glass solutions ● For Vuzix: Higher gross margins, and less competition ● More open Blue Oceans by not focusing on consumer with monocular products NASDAQ: VUZI 4

Vuzix M100 Smart Glasses Features – Focused on Enterprise ● Hands - free wearable display, computing & communications platform ● Digital see - through display with 1080p camera ● Earbud & microphone ● Inertial sensors, compass & GPS ● Voice recognition, gesture recognition ● WiFi & Bluetooth ● Safety and prescription glasses mountable ● Based on Android and now Running OS 2.0 with iOS and Android compatibility ● Runs thousands of Android apps NASDAQ: VUZI 5

Next Generation Enterprise Smart Glasses - M300 ● M300 – Non see thru using conventional prism ● Being manufactured for us by new tier 1 partner ● Highlights - Intel Inside 4X the speed of current Smart Glasses - Ruggedized and designed for 24/7 operation - Hot swap batteries - 4X the resolution of current Smart Glasses - Dual Band Radios 2.4 and 5 Gig - Significant reduction in power consumption - Newest version of Android 6.0 - With a full suite of available mounts NASDAQ: VUZI 6 M300

M3000 Wave - Guide: See - Through Augmented Reality Smart Glasses NASDAQ: VUZI 7 ● All the capabilities of the M300 but with advanced waveguide optics to enable see thru operation

Enterprise Applications for Smart Glasses and Augmented Reality NASDAQ: VUZI 8 Real Time, Hands Free, Info on Tap, Image/Video Capture, Scan Code Reading and More…

Vuzix Partners are Some of the Largest Companies in the World ● Intel $25M investment, SAP for Enterprise, DHL, Airbus, Lee….. NASDAQ: VUZI 9 A Growing List of Industry Leading Customers & Partners

Beginning the Move from Initial Trials to Rolling out Programs NASDAQ: VUZI 10 ● Examples in field service, warehousing, telemedicine , manufacturing QA and more…. ● The bigger the partner the longer it takes

REMOTE ASSISTANCE - Lee Company HVAC & Construction One of the first and Largest deployment of smart glasses ● Hundreds of HVAC Technicians use Vuzix M100 Smart G lasses units in daily operation ● Dramatic improvement in customer support and satisfaction ● Clients can easily view a job’s status via the most cutting edge technology available. ● Multiplies high paid Expert Employees ● Higher employee retention ● Attracts new and younger talent drawn by the technology ● Allows senior technicians to work more and travel less ● Phase II deployments expected to begin by mid - 2016. NASDAQ: VUZI 11

Vuzix i Wear Video Headphones NASDAQ: VUZI 12 WINNER OF 4 CES 2015 AWARDS ● Next gen v ideo h ead p hones - Think Beats headphone with a 125” hi def. video experience ● No need for custom content and 100% HDMI 3D compliant ● Works with most HDMI source including: - Consoles, smartphones, drones, Blu - ray, PC and Mac ● AR & VR capable with tracking, audio, microphone, camera ● High precision patent pending optics for gaming to work ● Shipping in limited volume currently due to production issues

Vuzix i Wear Wireless NASDAQ: VUZI 13 WINNER OF 4 CES 2016 AWARDS ● World's first Wearable Smart TV ● VR capable with tracking, audio, microphone, camera ● High precision patent pending optics for gaming to work ● Netflix to Hulu and Smart TV gaming capable

Function and Form - Smart Glasses Need to Improvement NASDAQ: VUZI 14 Carl Zeiss Cinemizer Sony HMZ Epson Moverio Google Glass Kopin Golden - I Oculus Rift ● One of the most frequent questions I get: When will Vuzix finally hire a fashion ID firm? Well, its not quite that easy ● Conventional refractive and reflective optics simply have limits ● Of the estimated $150 Billion AR/VR market (by 2020) - $120 Billion will be AR ● For this to happen a true eyeglass form is needed for the AR Smart Glasses. First Cell Phone Conventional Optics for Video Viewers & Gaming Conventional Options for Smart Glasses

NASDAQ: VUZI 15

VUZIX®
www.vuzix.com

Vuzix Technology and IP - SOLVES THE PROBLEM

Waveguides (patented) that allow true eyeglass form factors

- Revolutionary way to move light and magnify
- **1.4mm thin** and **shrinks display engine** so not bulky like conventional optics
- Provides significant improvements in weight, physical size, costs and optical performances.

Purpose Built Waveguide Optics for Fashionable Smart Glasses

- New Rochester manufacturing facility operational Spring 2016
- Proprietary Nano-Imprinting for Low Cost Manufacturing
- HD very thin optics with large FOVs
- Easily scalable to mass market levels

Conventional Optics


18.6mm

Waveguides


1.4mm

16
NASDAQ: VUZI

Smart Glasses – AR 3000 for Enterprise and Consumer NASDAQ: VUZI 17 ● Will deliver on the promise that Google Glass tried to provide ● Vuzix Waveguide based optics ● First binocular fashion - wear smart glasses ● Hands - free operation by voice and gesturing ● Hi resolution displays and 1080p camera ● Designed to support Augmented Reality applications ● True eyeglass styling to “cross the chasm” to the mass market ● Plan to launch late 2016 or early 2017

Technology Evolves: Day in the Life of Cloud Connected You… http://sidv.co/author/sid/ Images: Siddharth Vanchinathan

Capitalization Table NASDAQ: VUZI 19 Security Average Exercise Price As of Sept 30 , 2015 Common Shares - Outstanding Currently – 16,059,434 Preferred Stock - Series A Convertible (Intel) $ 5.00 4,962,600 Convertible Debt (excludes accrued interest) $2.25 845,556 Warrants - Outstanding $ 2.39 560,329 Options - Outstanding $ 4.81 924,551 Fully Diluted 23,353,470

New Facility ● We have moved into our new facility in Rochester. ● Corporate offices, R&D as well as production for ALL the waveguides to be used in the various products that are to be based on this technology. ● Approximately 5 - times the size of our existing facility. The move will enable us to operate more efficiently and improve the accuracy and volume of waveguide manufacturing. ● Speed - up the new development process to support the substantial interest we are seeing from existing relationships and potential new partners. NASDAQ: VUZI 20

www.vuzix.com

Recent Activities of Comparable Companies in Same Space

- Facebook buys Oculus Rift for **$2.3 billion** (March 2014)
  - Only selling dev kits
- Google/Qualcomm invests $542 million at **$2 billion** valuation for Magic Leap Inc.
  (October 2014)
  - No product
- Microsoft buys patents from ODG for **$150 million**
- Intel Corporate invests $24.8 million at ~**$100 million** valuation for Vuzix Corporation (January 2015)
  - Vuzix Smart Glasses becoming a standard in Enterprise markets
  - Many deployments in process and partnerships with Tier 1 players
  - iWear being launched in October
  - M300 and M3000 being launched in 2ND half of 2016
  - Waveguides moving into production products in early 2016


Rift


M100


iWear M300 M3000 Waveguides

21

NASDAQ: VUZI

Vuzix in 2016 ● Expecting continued growth with the M100/M300 as Enterprise solutions with pilots move to wider adoption (10s to 100s and then to 1,000s) ● Expanding developer base and continued launch of new applications ● Strengthen and expand partnerships to bring Smart Glasses across markets ● Pace of customer deployments still frustrating but strong indications being heard on the M300/3000 models ● Commenced pre - order and trade - up program from M100 to M300/3000 - Some like the trade up program while others want to move with all speed to M300 and this could delay some sales if they wait to deploy the M300 instead. ● Released iWear for mobile entertainment and gaming, however production issues have limited unit sales to much lower than anticipated in Q4 - 2015 and Q1 - 2016. Hope to have manufacturing issues resolved by end of Q1 - 2016. ● Introduced iWear Wireless, World’s first wearable Smart TV ● Introducing next generation M300/M3000 Enterprise Smart Glasses 2 nd half 2016 NASDAQ: VUZI 22

Vuzix Investment Highlights ● Industry leader Intel Corporation (24% owner) ● Acknowledged as one the world leaders in Smart Glasses, and at the front end of market opportunities in the billions of dollars ● Extensive cornerstone IP and technology base in wearable displays and smart glasses ● Strong R&D plan and product roadmap to commercialize its next generation technology for both Vuzix and potential third party OEMs and licensees ● Experienced team with a clear vision of the important role that wearable displays will play in the future ● Partnerships with leading technology companies ● Multiple waveguide based smart glasses being released in 2016 NASDAQ: VUZI 23

THANK YOU Investor Relations: IRTH Communications Andrew Haag 866 - 976 - 4784 vuzix@irthcommunications.com Contact: Vuzix Corporation 585 - 359 - 5000 http://www.vuzix.com/ ®